SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GOLDEN QUEEN MINING CO. LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

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(4)	Date Filed: N/A

2

GOLDEN QUEEN MINING CO. LTD.
6411 Imperial Avenue
Vancouver, BC
V7W 2J5

April 30, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual General Meeting of Stockholders of Golden Queen Mining Co. Ltd. to be held at 10:00 a.m. Pacific Daylight Time on Tuesday, June 10, 2003, at the offices of Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8.

The accompanying Notice of 2003 Annual General Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Meeting.

Your vote is important. Whether or not you plan to attend the meeting, please mark, sign, date and return your proxy card in the envelope accompanying your proxy materials as soon as possible.

Sincerely,

/s/ H. Lutz Klingmann
H.  Lutz Klingmann
President

GOLDEN QUEEN MINING CO. LTD.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON JUNE 10, 2003

The 2003 Annual General Meeting of Stockholders of Golden Queen Mining Co. Ltd. will be held at 10:00 a.m. Pacific Daylight Time on Tuesday, June 10, 2003, at the offices of Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To receive the report of the directors;

2.	To receive the financial statements of the Company for its financial year ended December 31, 2002 together with the report of the auditors thereon;

3.	To elect four directors to serve until the next Annual General Meeting of Stockholders and until their respective successors are elected;

4.	To appoint BDO Dunwoody LLP as auditors and to authorize the directors to fix their remuneration; and

5.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed April 28, 2003 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All stockholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1, fax number, within North America, 1-866-249-7775 and outside North America, (416) 263-9524. Stockholders of record attending the Annual General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 30th day of April, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

                 /s/ H.Lutz Klingmann
H.Lutz Klingmann
President anf Director

4

GOLDEN QUEEN MINING CO. LTD.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2003

In this Proxy Statement and Information Circular, all references to “$” are references to Unites States dollars and all references to “C$” are references to Canadian dollars.

GENERAL

The enclosed proxy is solicited by the board of directors of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Stockholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. Pacific Daylight Time on Tuesday, June 10, 2003, at Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

Our administrative offices are located at 6411 Imperial Avenue, Vancouver, British Columbia, V7W 2J5. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about May 9, 2003.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $7,000.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of our common stock (the "Common Stock"), at the close of business on April 28, 2003 will be entitled to notice of, and to vote at, the Meeting. As at April 28, 2003, the Company had 51,902,186 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Meeting.

The nominees for election to the board of directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, will be elected directors. Holders of Common Stock are not allowed to cumulate their votes in the election of directors. The ratification of BDO Dunwoody LLP as the independent auditors for Golden Queen for the year ending December 31, 2003 will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote at the Meeting.

A quorum for the transaction of business at the Meeting is at least two persons present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of directors.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the board of directors named on the following page and "FOR" the appointment of BDO Dunwoody, LLP as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Computershare Trust Company of Canada, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope addressed to our transfer agent at the following address: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1, fax number, within North America, 1-866-249-7775 and outside North America, (416) 263-9524.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by Computershare Trust Company of Canada by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Golden Queen a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Golden Queen’s Articles, the board of directors has fixed the number of directors constituting the board at four. The board of directors has proposed that the following four nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Edward G. Thompson, Gordon C. Gutrath, Chester Shynkaryk.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the four nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the board of directors is set forth below:

H. LUTZ KLINGMANN. Mr. Klingmann was appointed president of the Company on November 29, 2002 and has served as a director since March 1, 2001. He also acts as president of Minto Explorations, Ltd. and has served as such since its inception in 1993. He is also a director of Nu-Vision Resource Corp. Mr. Klingmann is a registered Professional Engineer.

CHESTER SHYNKARYK. Mr. Shynkaryk’s principal occupation is president of Nu-Vision Resource Corp. Mr. Shynkaryk has been a director of the Company since 1985 and served as the president of the Company from 1985 to 1995, then was elected Secretary in 1996. Since 1996, he has also served as the president of Nu-Vision Resource

Corp. (formerly Visionary Mining Corporation), a mineral exploration company. In addition, he serves as a director of Markatech Industries Corporation and Consolidated Global Minerals Ltd.

GORDON C. GUTRATH. Mr. Gutrath’s principal occupation is president of Atled Exploration Management Ltd. Mr. Gutrath has been a director of Golden Queen since 1987. As the founder of Queenstake Resources in 1977, he served as its president from 1977 until 1985. He currently remains as a director. Mr. Gutrath is a professional geologist and a registered professional engineer in British Columbia. He graduated from the University of British Columbia in 1960 with a degree in geology.

EDWARD G. THOMPSON. Mr. Thompson’s principal occupation is president of E.G. Thompson Mining Consultants, Inc. Mr. Thompson has been a director of Golden Queen since 1994. He was elected Chairman of the Company effective January 29, 1997 and was appointed president and chief executive officer of the Company on February 28, 2000 and served as such until November 29, 2002. Since 1990, he has also served as president of E.G. Thompson Mining Consultants Inc., which he owns. Mr. Thompson graduated from the University of Toronto in 1959 with a degree in mining geology and in 1960 he earned a degree in economic geology. He is also president of Sparton Resources Inc. and Consolidated Thompson-Lundmark Gold Mines Ltd. He serves on the board of directors of Adrian Resources Ltd., Aurogin Resources, Freewest Resources (Canada), Gold Summit Mines Limited, Zaruma Resources, Inc., Sparton Resources, Inc., Western Troy Capital Resoucse, Inc. and Windy Mountain Exploration Ltd.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 28, 2003 by

(i)	each person or entity known by Golden Queen to beneficially own more than 5% of the Common Stock;
(ii)	each director of Golden Queen;
(iii)	each of the Named Executive Officers of Golden Queen; and
(iv)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]	Percent of Class [2]
Common Stock	Edward G. Thompson 111 Moore Avenue Toronto, Ontario M4T 1V7	435,000[3]	0.83%
Common Stock	Chester Shynkaryk 9478 Thomas Drive Richmond, BC V7E 5Y4	545,000[3]	1.04%
Common Stock	Gordon C. Gutrath 4482 Quesnel Drive Vancouver, BC V6L 2X6	320,000[3]	0.61%
Common Stock	H. Lutz Klingmann 6411 Imperial Avenue West Vancouver, BC V7W 2J5	388,500[3]	0.74%
Common Stock	All directors and officers as a group (4 persons)	1,688,500[3]	3.17%
Common Stock	Harris Clay Augusta, Georgia	7,132,780[4]	13.74%
Common Stock	Landon T. Clay Peterborough, New Hampshire	8,619,572[5]	16.61%

[1]	Based upon information furnished to Golden Queen by either the directors and executive officers or obtained from the stock transfer agent of Golden Queen.

[2]	Based upon a total of 51,902,186 shares of common stock currently issued and outstanding, and includes in each case any stock underlying options granted to each person listed.

[3]
These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 320,000 shares issuable to Edward G. Thompson; 400,000 shares issuable to Chester Shynkaryk; 215,000 shares issuable to Gordon C. Gutrath and 365,000 shares issuable to H. Lutz Klingmann.

[4]
Consists of: 6,555,530 shares held directly by Mr. Harris Clay, and 577,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated for the purposes of disclosure required by United States securities laws.

[5]
Consists of: 8,011,545 shares held directly by Mr. Landon Clay; 4,663 shares held by LTC. Corp Profit Sharing and Retirement Plan, of which Mr. Clay is a trustee; 26,114 shares held by LTC Corp., with which Mr. Clay is affiliated; and 577,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated for the purposes of disclosure required by United States Securities Laws. In addition, Mr. Clay is related to three charitable trusts, The Landon T. Clay Charitable Lead Trust Dated 11/30/83, The Landon T. Clay Charitable Lead Trust II and The Monadnock Charitable Lead Annuity Trust, which hold in the aggregate of 6,430,040 shares. As Mr. Clay has no beneficial interest in and does not, directly or indirectly, exercise control or direction over any of the trusts, he expressly disclaims any interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Forms 5, as amended, furnished to it with respect to such year, Golden Queen believes that during the year ended December 31, 2002, its directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934, however, all its directors were each late once in their Form 4 filings relating to option exercises during fiscal 2002.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Shares Beneficially Held
Edward G. Thompson	66	Director and Chairman	435,000[1]
H. Lutz Klingmann	63	President and Director	388,500[1]
Chester Shynkaryk	58	Secretary and Director	545,000[1]
Gordon C. Gutrath	65	Director	320,000[1]

[1]
These amounts include shares issuable upon exercise of options as follows: 320,000 shares issuable to Edward G. Thompson; 400,000 shares issuable to Chester Shynkaryk; 215,000 shares issuable to Gordon C. Gutrath and 365,000 shares issuable to H. Lutz Klingmann.

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2002, the board of directors held one directors’ meeting. All other matters which required board approval were consented to in writing by all of the Company’s directors.

The board of directors has established an Audit Committee and a Compensation Committee. The board of directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. The members of the Audit Committee are H. Lutz Klingmann, Edward G. Thompson and Gordon C. Gutrath.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The members of the Compensation Committee are H. Lutz Klingmann, Edward G. Thompson and Chester Shynkaryk.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Golden Queen are compensated for services provided as a director or members of committees of the board of directors. The directors of Golden Queen did not receive any compensation for the year ended December 31, 2002 for services provided as a director or member of a committee of the board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to us in all capacities during the fiscal years ended December 31, 2000, 2001 and 2002 by Golden Queen’s president and chief executive officer (“CEO”) and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Annual Compensation				Long Term Compensation
	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Awards	Payouts
					Securities Under Options/SARs Granted (#) (f)	Restricted Shares Or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All other Compensation ($) (i)
Edward G. Thompson [1] Chief Executive Officer	2002	$14,647	Nil	Nil	75,000	Nil	Nil	Nil
	2001	$10,653	Nil	Nil	50,000	Nil	Nil	Nil
	2000	$15,147	Nil	Nil	200,000	Nil	Nil	Nil
H. Lutz Klingmann[2] President	2002	Nil	Nil	Nil	75,000	Nil	Nil	Nil
	2001	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2000	Nil	Nil	Nil	Nil	Nil	Nil	Nil

[1]	Mr. Thompson resigned as president and CEO on November 29, 2002. He is a member of the Audit Committee and the Compensation Committee.

[2]	Mr. Klingmann was appointed president on November 29, 2002. He is a member of the Audit Committee and the Compensation Committee.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The board of directors has approved the issuance of stock options to our employees, directors, officers and consultants. Unless otherwise provided by the board of directors, all vested options are exercisable for a term of five years from the date of grant. On December 31, 2002, there were options granted to acquire 1,090,000 shares of the authorized common stock.

During the fiscal year ended December 31, 2002, Golden Queen granted the following stock options to the Company’s CEO and president:

Name	Number of Securities Underlying Options/ SARs Granted (#)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Market Value of Securities Underlying Options/ SARs on the Date of Grant ($/ Security)	Expiration Date
Edward G. Thompson, Chief Executive Officer	75,000	25%	C$0.50	C$0.53	May 9, 2007
H. Lutz Klingmann, President	75,000	25%	C$0.50	C$.53	May 9, 2007

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

The following stock options were exercised during the Company’s fiscal year ended December 31, 2002:

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options/SARs at FY-end (#) Exercisable/ Unexercisable	Value of unexercised in- the-money options/ SARs at FY-end ($) Exercisable/ Unexercisable
H. Lutz Klingmann	50,000	C$13,500	140,000	C$72,250
Edward G. Thompson	50,000	C$38,500	270,000	C$135,000
	100,000	C$82,000

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT
CONTRACTS

There are currently no employment contracts in place with the directors and officers of Golden Queen.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2002 were Edward G. Thompson (Chairman), Chester Shynkaryk and H. Lutz Klingmann. Mr. Shynkaryk was president of the Company until December 1, 1995 and has served as the Secretary of the Company since such time. Mr. Thompson served as president until November 29, 2002 at which time Mr. Klingmann accepted the position.

Report on Executive Compensation

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Company and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances.

During the year ended December 31, 2002, Edward G. Thompson, the former president and Chief executive officer of the Company, was the only executive officer of the Company who was paid a nominal fee.

Submitted by the Compensation Committee.

EDWARD G. THOMPSON (Chairman)
H. LUTZ KLINGMANN
CHESTER SHYNKARYK

PERFORMANCE GRAPH

The following graph tracks the percentage change in the Company’s share price compared to the percentage change in the TSX Gold and Precious Metal Index for the fiscal years 1998 – 2001 and the S&P/TSX Gold Index for the fiscal year 2002.

COMPENSATION OF DIRECTORS

The Company does not pay directors’ fees. It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 1996 Stock Option Plan (the “Plan”). Generally, each director is initially granted options to purchase an aggregate of 115,000 Common Shares and such additional number of Common Shares as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Company’s affairs and contributions made by such director to the Company. Additional options are granted from time to time to the extent deemed appropriate.

The Plan provides for the issuance of options to purchase Common Shares to the directors, officers and employees of the Company and its subsidiaries. The Plan is administered by the Compensation Committee of the board of directors of the Company. The Plan provides that a maximum of 3,300,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 5% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market price of the Common Shares on the TSX on the trading day prior to the day on which the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 39 months after the date on which they are granted.

Options granted to employees of the Company and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted, on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the date of grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Company or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Company or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Company or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Company or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

The following table sets out certain information with respect to options to purchase Common Shares granted to the directors of the Company, other than the Company’s Named Executive Officer, for the Company’s financial year ended December 31, 2002.

Name of Director	Securities Under Options Granted (#)	% of Total Options Granted in the Financial Year	Exercise or Base Price (C$/Share)	Market Value of Securities Underlying Options on the Date of Grant (C$/Share)	Date of Grant	Expiration Date
Gordon C. Gutrath	75,000	25%	C$0.50	C$0.53	May 9, 2002	May 9, 2007
Chester Shynkaryk	150,000	25%	C$0.50	C$0.53	May 9, 2002	May 9, 2007

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2002 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the financial year ended December 31, 2002 was $14,647, which was paid to Mr. Thompson for his services as president of the Company. For the year ended December 31, 2002, no fees were paid to Mr. Klingmann for his services as president of the Company. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

For the 2002 fiscal year, options to purchase an aggregate of 375,000 Common Shares were granted on May 9, 2002, to the directors of the Company as a group at an exercise price of C$0.50 per share exercisable for a period of up to five years.

REPORT OF CORPORATE GOVERNANCE

The TSX has adopted certain guidelines (the “Guidelines”) for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the board of directors and its committees and the composition of the Board and these committees. This report reviews the Company’s corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Company is responsible for supervising management in carrying on the business and affairs of the Company. During the year ended December 31, 2002, the board held one meeting. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. As recommended by the Guidelines, the board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas as set out in the Guidelines:

  the strategic planning process of the Company;
  identification and management of the principal risks associated with the business of the Company;
  planning for succession of management;
  the Company’s policies regarding communications with its shareholders and others;
  the establishment by the Company of, and compliance with, appropriate environmental policies; and
  the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and its committees. The Company’s former president and chief executive officer, Edward G. Thompson, was a member of the board, and the Company’s present president, H. Lutz Klingmann, is a member of the board, giving the board direct access to information on his areas of responsibility. Other management personnel attend board meetings on request to provide information and answer questions.

The reports and information provided to the board on a regular basis discuss the Company’s operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company’s operations. At least semi-annually, management reports to the board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the board may be involved with management in developing recommendations to the full board on particular issues such as acquisitions or financings. Certain areas of the board’s responsibility are delegated to regular or special committees of the board which report back to the full board on their considerations.

The Guidelines recommend that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the board has been established as overseeing the conduct of the business of the Company and supervising management. In connection with the appointment of H. Lutz Klingmann in November 2002 as the president, the board confirmed the corporate objectives which the president is responsible for meeting.

The Guidelines recommend that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. The board considers that Mr. Klingmann’s occupation of the position of president is not of such a nature as would prevent the Board from effectively functioning independently of management. The Board is prepared to meet without management present any time it is considered necessary or appropriate.

The Guidelines recommend that a board of directors should implement a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the board has not formalized any such system, the members of the board are aware that they have the right to retain outside advisers, at the Company’s expense, when appropriate. The Guidelines recommend that a board of directors should examine its size with a view to its effectiveness. The board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

The Guidelines recommend that a board of directors should be constituted with a majority of individuals who qualify as “unrelated directors”. An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the board has determined, as recommended by the Guidelines, that the board has a majority of unrelated directors, since three of the Company’s four directors qualify as unrelated directors. Mr. Klingmann is a related director. The Board does not have a “significant shareholder” within the meaning of the Guidelines.

The Chairman of the Board, Edward G. Thompson, was not a member of management of the Company until he acted as President and Chief Executive Officer from of February 29, 2000 to November 29, 2002.

Committees of the Board

The Guidelines recommend that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The board has had two standing committees: the Audit Committee and the Compensation Committee, each comprised of one related director and one unrelated director. The Audit Committee held no meetings during the year ended December 31, 2002. The Company does not have an Executive Committee.

The Guidelines recommend that the audit committee of a board of directors should be composed only of outside directors. As a result of the appointment of Mr. Klingmann as President, the Audit Committee is not currently composed only of outside directors. The Audit Committee reviews and recommends for approval by the board the Company’s annual and six-month interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Company has an effective system of internal controls. The Audit Committee has direct access to the Company’s external auditors to discuss and review specific issues as appropriate.

The Guidelines recommend that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Company.

The Guidelines recommend that a board of directors should appoint a nominating and governance committee of directors composed exclusively of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Company does not have a nominating and governance committee, the Board is satisfied that in view of size and composition of the board, it is more efficient and cost effective for the full board to perform the duties of the nominating and governance committee as set out in the Guidelines. The board recruits new directors as needed from time to time. Any appointment of a new director requires board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company.

The Guidelines recommend that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the board and its committees and the performance of directors. The board assesses and will make any changes necessary to improve board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, reappointing and providing ongoing development for directors.

The Guidelines recommend that a board of directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The board as a whole takes responsibility for developing the Company’s approach to corporate governance issues, including, among other things, the Company’s response to the Guidelines.

Decisions Requiring Approval of the Board

Although the board has delegated responsibility for the day to day management of the Company to the president and chief executive officer, there are certain significant decisions which require the prior approval of the board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Company, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to board review and approval.

Shareholder Feedback and Concerns

Under the direction of the president and chief executive officer, the Company’s investor relations program includes discussions with individual shareholders and other stakeholders.

Board’s Expectations of Management

The process of setting the board’s expectations of management begins with the development of a strategic plan for the Company. Once the strategic plan has been approved by the board, it is management’s responsibility to successfully implement the plan. Management reviews periodically with the board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the board on a regular basis.

In the board’s opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The board will continue to review, and change where necessary, its approach to corporate governance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

In April 2002, two shareholders, each beneficially holding in excess of 10% of the voting shares of the Company, converted an aggregate of 1,520,836 warrants for common shares at $0.16 per share netting $243,334 for the Company. The balance of 135,414 warrants held by the shareholders expired as of January 20, 2003.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Dunwoody, LLP, served as Golden Queen’s independent auditors for the fiscal year ending December 31, 2002, and has been appointed by the board of directors to continue as Golden Queen’s independent auditor for Golden Queen’s fiscal year ending December 31, 2003, and until the next annual general meeting of shareholders.

Although the appointment of BDO Dunwoody, LLP, is not required to be submitted to a vote of the stockholders, the board of directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2003. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Golden Queen to select other auditors for the fiscal year ending December 31, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO DUNWOODY, LLP, AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2004 Meeting of Stockholders must be received by the Secretary of Golden Queen by December 5, 2003, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, VANCOUVER, BC, V7W 2J5.

Dated at Vancouver, British Columbia, this 30th day of April, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann

President

Proxy

ANNUAL GENERAL MEETING OF MEMBERS OF

GOLDEN QUEEN MINING CO. LTD. (the "Company")

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GOLDEN QUEEN MINING CO. LTD. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY AND ANY ADJOURNMENT THEREOF.

To be held at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia on Tuesday, June 10, 2003 AT 10:00 AM

The undersigned member ("Registered Shareholder") of the Company hereby appoints, H. Lutz Klingmann, a Director of the Company, or failing this person, Chester Shynkaryk, a Director of the Company, or Edward L. Mayerhofer, solicitor for the Company, or in the place of the foregoing, ______________________________ (*print name*), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

		For	Against	Withhold
1.	To elect as Director, H. Lutz Klingmann.		N/A	
2.	To elect as Director, Edward G. Thompson.		N/A	
3.	To elect as Director, Gordon C. Gutrath.		N/A	
4.	To elect as Director, Chester Shynkaryk.		N/A	
5.	To appoint BDO Dunwoody LLP, as auditor of the Company at a remuneration to be fixed by the Directors.		N/A	
6.	To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions.		N/A	

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE: ______________________________

Please Print Name: ______________________________

Date: ______________________________

Number of Shares Represented by Proxy: ______________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1. **This Proxy is solicited by the Management of the Company.**

2. This form of proxy ("Instrument of Proxy") ***must be signed*** by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and ***if executed by an attorney, officer, or other duly appointed representative,*** the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. ***If this Instrument of Proxy is not dated*** in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada.

4. ***A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person***, may simply register with the scrutineers before the Meeting begins.

5. ***A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions***, may do the following:

   (a) ***appoint one of the management proxyholders*** named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

   OR

   (b) ***appoint another proxyholder,*** who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. ***The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll*** of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, ***the Registered Shareholder may still attend the Meeting and may vote in person***. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of **Computershare Trust Company of Canada**by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North American: 1-866-249-7775 Outside North America: (416) 263-9524